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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):             AUGUST 22, 2002


                         PEREGRINE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                      000-17085                     95-3698422
 (State or other                 (Commission                 (I.R.S. Employer
  jurisdiction                  File Number)                Identification No.)
of incorporation)

                        14272 FRANKLIN AVENUE, SUITE 100
                              TUSTIN, CALIFORNIA                92780-7017
               (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:      (714) 508-6000


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ITEM 5.  OTHER EVENTS.

         On August 22, 2002, the Registrant issued a press release announcing the receipt of a letter from The Nasdaq Stock Market, Inc. notifying the Registrant that its Common Stock had failed to maintain a minimum closing bid price of $1.00 per share over the last 30 consecutive trading days as required by The Nasdaq SmallCap Market listing requirements and that it has 180 days or until February 18, 2003 to regain compliance by maintaining a minimum closing bid price of $1.00 per share for 10 consecutive trading days. The Registrant further announced that if it can demonstrate stockholders' equity of $5 million or a market capitalization of at least $50 million, the Registrant will be given an additional 180-day grace period or until August 15, 2003 to regain compliance.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit           Name of Exhibit
                  -------           ---------------

                  99.1              Press release of Registrant dated August 22,
                                    2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PEREGRINE PHARMACEUTICALS, INC.



Date: August 22, 2002                  By: /s/ Edward J. Legere
                                           -------------------------------------
                                           Edward J. Legere,
                                           President and Chief Executive Officer


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